NORTHERN LIGHTS VARIABLE TRUST

 JNF MONEY MARKET PORTFOLIO

SUPPLEMENT DATED OCTOBER 8, 2008 TO THE

PROSPECTUS DATED MAY 1, 2008

PARTICIPATION IN THE U.S. TREASURY’S

TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS

Effective immediately, the following information supplements certain information in the Prospectus and should be read in conjunction with the Prospectus.

On October 3, 2008, the Board of Trustees of the Northern Lights Variable Trust authorized the participation by the JNF Money Market Portfolio (the “Portfolio”) in the U.S. Treasury’s (the “Treasury”) Temporary Money Market Guarantee Program (the “Program”), and the Portfolio has applied to participate in the Program. Under the Program, the Treasury will guarantee the Portfolio’s $1.00 share price for shares held by a shareholder as of September 19, 2008 if the Portfolio’s net asset value falls below $0.995 per share, the Portfolio promptly liquidates thereafter, and the liquidation proceeds are less than $1.00 per share.  The Program will protect the lesser of (i) the number of shares held in a shareholder account in the Portfolio as of the close of business on September 19, 2008 or (ii) the number of shares held in a shareholder account in the Portfolio on the date on which the liquidation occurred.

The Program does not cover or protect shares acquired by an investor after September 19, 2008.  Furthermore, the Program’s coverage for all participating mutual funds is currently approximately $50 billion and therefore does not guarantee investors will receive a $1.00 net asset value upon the liquidation or redemption of the investor’s shares.

The cost to the Portfolio of participation in the Program for the three-month initial term ending December 18, 2008 is 0.01% of its assets as of September 19, 2008. This expense will be borne by the Portfolio outside of the reimbursement arrangements currently in place.   The Program is currently authorized for an initial three-month term and may or may not be renewed thereafter by the Treasury.  In no event will the Program extend beyond September 18, 2009, and any extension may continue to be limited to covering shareholders of record as of September 19, 2008.  If the Program is extended at the conclusion of the initial three-month term, the Portfolio may or may not apply to continue its participation.  The Portfolio would pay an additional premium in order to continue to participate.

Additional details regarding the Program and the possible extension of its coverage are available at http://www.ustreas.gov.  Please direct any questions concerning the Portfolio and its participation in the Program according to the contact information in the Portfolio Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE